Dear Shareholders:


Moderate economic growth, low inflation, a stronger dollar and prospects for major federal deficit reduction provided a favorable environment for the bond markets during the past year. In this environment, the net asset value of the Trust rose from $8.73 on October 31, 1994 to $8.84 on October 31, 1995. Over that same period, the Trust's market price on the New York Stock Exchange increased from $9.125 to $9.50. During this period, the Trust was able to maintain a monthly dividend of $0.058 per share, and thus the distribution rate on October 31, 1995, based on the most recent dividend annualized and the stock market price of $9.50 in effect at the close of business on that date, was 7.326%.


Economic Outlook


Moderate, but sustainable, growth appears to be the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. An extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.


Municipal Bond Market


The municipal bond market has become driven by the tax-reform debate. The current yield ratio of 88% is the highest level since October 1989, indicating that the market is already compensating for some moderate version of reform. This debate has overshadowed the more significant trend of the decline in new-issue volume, combined with a record level of early redemptions, or bond calls. These redemptions have come at a time when investors are also experiencing rate shock from new investments; yields on high-grade municipals have dropped below the 6% level, and high-yield bonds are trading at levels typically associated with a lack of supply.


Some of the more noteworthy events that dominated the high-yield market earlier in the year have faded to the back pages or have been accepted by the markets. Denver International Airport, for example, now carries an investment-grade rating; Washington, D.C. has avoided bankruptcy; and Orange County, California continues to work out its bankruptcy plan. The Trust has remained broadly diversified geographically and by sector to avoid any significant reliance on any one issue.

Portfolio Performance and Strategy


As high-yield municipal bonds maintain their popularity and as investors reach for yield in a declining rate environment, some of the bonds held by the Trust have become overvalued. Whenever possible, we take advantage of these opportunities to upgrade the credit quality of the Trust without impacting tax-exempt income. When considering new issues for purchase, our emphasis will remain on careful research, diversification of credit risk, liquidity and high current tax-exempt income. Should rates continue to fall, call risk and supply of higher yielding bonds will remain challenges going into the early part of 1996. The last of the big call dates is January 1996; thereafter, call volume will decline for a number of years. The Trust has minimal call risk in the near term; however, as interest rates continue to decline, the dividend may come under some pressure.


We appreciate your support and welcome any questions or comments you may have.


Respectfully,
/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President
/s/ Cynthia M. Brown
Cynthia M. Brown
Portfolio Manager
November 10, 1995


In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Investment Objective and Policy

The investment objective of MFS(R) Municipal Income Trust is to provide high current income exempt from federal income taxes.


The Trust seeks to achieve its objective by investing primarily in medium and lower quality municipal bonds and notes. The Trust may also enter into futures contracts and purchase securities on a "when-issued" basis.


Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

New York Stock Exchange Symbol

The New York Stock Exchange symbol is MFM.


Performance Summary
(For the year ended October 31, 1995)

Net Asset Value Per Share
October 31, 1994                $8.73
October 31, 1995                $8.84
New York Stock Exchange
  Price
October 31, 1994                $9.13
August 7, 1995 (high)*          $9.75
November 22, 1994 (low)*        $8.38
October 31, 1995                $9.50

*For the period November 1, 1994 through October 31, 1995.



Federal Income Tax Information
on Distributions
(For the year ended October 31, 1995)

Distribution Sources
Ordinary income            $0.70

Exempt-Interest Dividends


For federal income tax purposes, 99.65% of the total dividends paid by the Trust from net investment income during the year ended October 31, 1995, was designated as an exempt-interest dividend.


Tax Form Summary

In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.


Number of Shareholders



As of October 31, 1995, our records indicate that there are 9,991 registered shareholders and approximately 17,250 shareholders owning Trust shares in "street" name, such as through brokers, banks and other financial intermediaries.

Dividend Reinvestment and
Cash Purchase Plan



The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. Otherwise, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.



If your shares are in the name of a brokerage firm, bank or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.



There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.



To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Plan agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.



Results of Shareholder Meeting



At the annual meeting of shareholders of MFS Municipal Income Trust, which was held on October 30, 1995, the following actions were taken:



Item 1. The election of A. Keith Brodkin, Richard B. Bailey, Peter G. Harwood and Charles W. Schmidt as Trustees of the Trust.

                                        Number of Shares
Nominee                     For                    Withhold Authority
 ---------------------     ------------------      -------------------
A. Keith Brodkin            31,793,148.0468          513,210.8693
Richard B. Bailey           31,772,562.4325          533,796.4836
Peter G. Harwood            31,631,382.3792          674,976.5369
Charles W. Schmidt          31,772,495.6626          533,863.2535

Trustees continuing in office who were not subject to re-election at this meeting are J. Atwood Ives, Lawrence T. Perera, William J. Poorvu, Arnold D. Scott, Jeffrey L. Shames, Elaine R. Smith and David B. Stone.



Item 2. The ratification of the selection of Deloitte & Touche as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 1996.

                Number of Shares
               ------------------
     For      31,694,941.8692
 Against       1,435,968.0063
 Abstain       1,553,921.4973

Portfolio of Investments -- October 31, 1995

Municipal Bonds -- 96.5%

                                                                                            Principal Amount
Issuer                                                                                       (000 Omitted)          Value
Student Loan Revenue -- 0.6%
Arizona Student Loan Acquisition Authority, 7.625s, 2010                                        $   750          $   825,758
Pennsylvania Higher Education Assistance Agency, AMBAC, RIBS, 8.099s,
  2022((section))((section))                                                                      1,300            1,289,353
                                                                                                                   ----------
                                                                                                                 $ 2,115,111
                                                                                                                   ----------
General Obligation -- 1.6%
Arapahoe County, CO, Water & Sanitation District, 9.25s, 2013                                   $   300          $   318,921
Arapahoe County, CO, Water & Sanitation District, 9.25s, 2013                                     1,700            1,956,037
City of Markham, Cook County, IL, 9s, 2012                                                        1,300            1,398,930
Jefferson County, OH, 7.125s, 2019                                                                1,000            1,055,180
Triview, CO, Metropolitan District, 13s, 2004+*#                                                  2,100              525,000
                                                                                                                   ----------
                                                                                                                 $ 5,254,068
                                                                                                                   ----------
State and Local Appropriation
Troy, NY, Certificates of Participation, Recreational Facilities Rev., 9.75s,
  2010*((section))                                                                              $ 1,100          $  110,000
                                                                                                                   ----------

Refunded and Special Obligation -- 14.4%
Dayton, OH, Special Facilities Rev. (Emery Air Freight), "A", 12.5s, 2009                       $ 1,000          $ 1,168,450
Grand Junction, CO (Lincoln Park Osteopathic Hospital), 10.5s, 2017                               1,250            1,448,175
Maine Health & Higher Education Facilities Authority (d'Youville Pavilli), 10s, 2017              7,690            8,779,673
Maine Health & Higher Education Facilities Authority (St. Mary's Hospital), 8.625s,
  2022                                                                                            1,000            1,157,280
Mississippi Hospital Equipment & Facilities Authority Rev. (Rush Medical Center),
  8.75s, 2016                                                                                     1,000            1,098,870
New Lenox, IL, Community Park Development Authority, 8.25s, 2014                                  2,000            2,484,840
Russellville, AR, Industrial Development Rev. (Charles Meyers Project), 10s, 2009                 5,565            6,681,840
Telluride Gondola, CO, Real Estate Transfer, 11.5s, 2012                                          1,155            1,829,543
Telluride Gondola, CO, Real Estate Transfer, 11.5s, 2012                                          1,745            2,099,549
Texas Turnpike Authority (Houston Ship Channel Bridge), 0s, 2002                                 10,565           14,843,085
Washington Public Power Supply System Project #1, 15s, 2017                                       3,740            4,116,057
Washington Public Power Supply System Project #1, 14.375s, 2001                                   1,825            2,459,753
                                                                                                                   ----------
                                                                                                                 $48,167,115
                                                                                                                   ----------
Single Family Housing Revenue -- 7.7%
Austin, TX, Housing Finance Corp., 0s, 2016                                                     $26,435          $ 2,565,517
Berkeley, Brookes, & Fayette Counties, WV, MBIA, 0s, 2016                                        14,000            1,498,980
Cook County, IL, Single Family Housing, 0s, 2015                                                  1,800              211,212
Corpus Christi, TX, Housing Finance Corp., 0s, 2011                                               3,000              664,500
Dallas, TX, Housing Finance Corp., Single Family Mortgage Rev., MBIA, 0s, 2016                   15,820            1,753,647
Denver, CO, City & County Airport Rev., 0s, 2015                                                  7,730              766,739
Duval County, FL, Housing Finance Authority, 0s, 2015                                            23,815            2,643,227
Florida Housing Finance Agency, 0s, 2012                                                          4,345              807,692
Harris County, TX, Housing Finance Corp., 9.625s, 2003                                            1,230            1,234,256
Harris County, TX, Housing Finance Corp., 9.875s, 2014                                              775              777,666
Jackson County, MO, 0s, 2016                                                                      7,170              717,574
Louisiana Housing Finance Agency, Single Family Mortgage Rev., FGIC, 9.375s, 2015                   385              397,898
Nebraska Investment Finance Authority, 0s, 2015                                                  48,500            7,115,435
Nebraska Investment Finance Authority, 0s, 2016                                                   3,385              308,137
Nevada Housing Division, 0s, 2015                                                                 1,689              239,544
Ohio Housing Finance Agency, GNMA, RIBS, 9.627s, 2031((section))((section))                       1,000            1,075,520
Reno County, KS, Mortgage Rev., 0s, 2014                                                          5,050              600,344
Saline County, KS, 0s, 2014                                                                       2,075              261,367

                                      4

Single Family Housing Revenue -- continued
Utah Housing Finance Agency, Residential Mortgage Rev., 9s, 2019                                $    50          $    52,019
West Virginia Housing Development Fund, 0s, 2015                                                  9,845            1,265,083
Wisconsin Housing & Economic Development Authority, Home Ownership Rev., RIBS, 9.915s,
  2022((section))((section))                                                                        900              969,624
                                                                                                                   ----------
                                                                                                                 $25,925,981
                                                                                                                   ----------
Multi-Family Housing Revenue -- 7.0%
Bexar County, Housing Finance Corp., 0s, 2015                                                   $26,300          $ 3,200,447
Broward County, FL, Housing Finance Authority (Deerfield Beach Apartments), 13s,
  2000*((section))#                                                                                  85               51,598
Colorado Housing Finance Authority, 9s, 2025                                                        865              806,240
Dade County, FL, Housing Finance Agency, Multi-Family Housing, 8.25s, 2002                        5,466            5,625,848
Dade County, FL, Housing Finance Agency, Multi-Family Housing, 8.25s, 2002                        4,237            4,361,023
Dallas, TX, Housing Finance Corp., 8.5s, 2011                                                     1,360            1,409,164
Escondido, CA, Community Development Authority (Las Villas del Norte), 8.875s, 2005                 830              825,634
Florida Housing Finance Agency (South Lake Apartments), 8.7s, 2021                                1,500            1,525,485
Kenton County, KY, Industrial Development Rev. (Highland Terrace), 8.7s, 2026                     5,330            5,686,790
Memphis, TN, Health, Education & Housing Facilities Board (Wesley Highland Terrace),
  12.75s, 2015+                                                                                     100               85,000
                                                                                                                   ----------
                                                                                                                 $23,577,229
                                                                                                                   ----------
Insured Health Care Revenue -- 1.3%
Clermont County, OH, Hospital Facilities Revenue (Mercy Health Systems), AMBAC, MVRIC,
  9.221s, 2021((section))((section))                                                            $   500          $   567,695
Desert Hospital District, CA, Hospital Rev. (Desert Hospital), CG, COP, MVRIC, 8.684s,
  2020((section))((section))                                                                      1,500            1,575,900
North Central Texas, Health Facilities Development Corp. (Presbyterian Hospital),
  9.375s, 2021((section))((section))                                                              1,500            1,620,735
Salt Lake City, UT, Hospital Rev. (Intermountain Health Care), AMBAC, INFLO, 9.287s,
  2020((section))((section))                                                                        650              729,566
                                                                                                                   ----------
                                                                                                                 $ 4,493,896
                                                                                                                   ----------
Health Care Revenue -- 24.4%
Arkansas Development Finance Authority, Economic Development Rev. (Southwest Homes),
  10.8s, 2018                                                                                   $ 1,435          $ 1,520,067
Bell County, TX, Health Facilities Authority (Kings Daughters Hospital), 9.25s, 2008                810              896,160
Bell County, TX, Health Facilities Development Corp. (Advanced Living Technology),
  10.5s, 2018                                                                                     4,055            3,527,850
Boonville, MO, Health Facilities Rev. (Gericare, Inc.), 11s, 2017                                 1,900            1,988,027
Boston, MA, Industrial Development Finance Authority Rev. (Stonehedge Convalescent
  Center), 10.75s, 2011                                                                             845              920,323
Brevard County, FL, Health Facilities Authority Rev. (Friendly Village), 9.25s, 2012              2,320            2,402,012
Broward County, FL, Industrial Development Rev. (Beverly Enterprises, Inc.), 9.8s,
  2010                                                                                            2,600            2,907,840
Cambria County, PA, Industrial Development Authority (Beverly Enterprises), 10s, 2012               800              995,848
Chester County, PA, Industrial Development Authority (RHA/PA Nursing Home, Inc.),
  10.125s, 2019                                                                                     990            1,025,462
Connecticut Health & Educational Facilities (Johnson Evergreen Corp.), 8.5s, 2014                   650              692,406
Daphne, AL, Special Care Facilities Financing Authority (Westminster Village), 8.25s,
  2026*#                                                                                            500              300,000
District of Columbia, Hospital Rev. (Hospital for Sick Children), 8.875s, 2021                      490              528,813
Fairfax, Fauquier & Loudoun Counties, VA, Health Center Commission, Nursing Home Rev.,
  9s, 2020                                                                                        1,920            2,018,285
Fulton County, GA, Residential Care Facilities, Elderly Authority Rev. (Lenbrook
  Square Foundation), 9.75s, 2017                                                                 2,820            2,876,174
Gadsden County, FL, Industrial Development Authority (RHA/FLA Properties), 10.45s,
  2018                                                                                            2,585            2,682,015
Greenville County, SC, Hospital Facility Rev. (Chestnut Hill), 10.375s, 2016                      2,930            2,930,000
Hannibal, MO, Industrial Development Authority (Hannibal Regional Health Care System,
  Inc.), 9.5s, 2022#                                                                              1,500            1,744,605
Hobbs, NM, Health Facilities Rev. (Nemecal Associates), 9.625s, 2014                                935              996,551
Hopewell County, VA, Hospital Authority (John Randolph Hospital), 8.85s, 2013                     1,100            1,181,103


                                                                                            Principal Amount
Issuer                                                                                       (000 Omitted)          Value
Health Care Revenue -- continued
Lee County, FL, Industrial Development Authority (Beverly Enterprises), 10s, 2010                $2,055          $ 2,333,802
Lexington-Fayette Counties, KY, Health Care Facilities Rev. (Sayre Christian Village),
  10s, 2012                                                                                       1,540            1,587,417
Louisiana Public Facilities Authority (Chateau Riviere Home for the Aged), 10.25s,
  2016                                                                                            3,390            3,525,668
Louisiana Public Facilities Authority (Southwest Medical Center), 11s, 2006                       4,455            2,220,403
Mass. Health & Education Facilities Authority (Fairview Extended Care Facility),
  10.25s, 2021                                                                                    1,500            1,699,200
Mass. Industrial Finance Agency (Martha's Vineyard Long-Term Care), 9.25s, 2022                   1,700            1,615,000
Mass. Industrial Finance Agency (Needham/Hamilton House), 11s, 2010                                 900              926,001
Monongalia County, WV, Health Facilities Rev. (Beverly Enterprises, Inc.), 10s, 2007              1,090            1,213,475
Montgomery County, OH, Hospital Rev. (Kettering Convalescent Center), 10s, 2020                   1,000            1,031,530
Montgomery County, PA, Higher Education & Health Authority Rev. (AHF/Montgomery Inc.),
  10.5s, 2020                                                                                     2,500            2,631,775
New Jersey Economic Development Authority (Courthouse Convalescent Center), 8.7s, 2014              650              676,591
New Jersey Economic Development Authority (Geriatric & Medical Services Inc.), 9.625s,
  2004                                                                                              205              223,487
New Jersey Economic Development Authority (Geriatric & Medical Services Inc.), 9.625s,
  2022                                                                                              675              728,730
New Jersey Economic Development Authority (Greenwood Health Care), 9.75s, 2011                    1,510            1,545,168
New Jersey Economic Development Authority (Wanaque Convalescent Center), 8.6s, 2011               1,000            1,015,650
North Carolina Medical Care Commission, Hospital Rev. (Valdese General Hospital),
  8.75s, 2016                                                                                     1,450            1,566,855
Okaloosa County, FL, Retirement Rental Housing Rev. (Beverly Enterprises Inc.),
  10.75s, 2003                                                                                    1,410            1,538,634
Orange County, FL, Industrial Development Authority (Friendly Village), 9.25s, 1997                 150              152,445
Orange County, FL, Industrial Development Authority Rev., 9.25s, 2012                             1,805            1,881,460
Osceola County, FL, Industrial Development Rev. (Community Provider Pooled Loan
  Project), 7.75s, 2017                                                                           1,300            1,352,143
Philadelphia, PA, Industrial Development Authority, 10.25s, 2018                                  2,370            2,446,030
Philadelphia, PA, Industrial Development Authority, 10.25s, 2018                                  1,970            2,047,992
Prince William County, VA, Industrial Development Authority, Residential Care,
  (Westminister at Lake Ridge), 10s, 2022                                                         1,500            1,625,415
Rochester, MN, Health Care Facilities Rev. (Mayo Medical Foundation), FIRS, 8.06s,
  2021+++                                                                                         1,000            1,036,620
Santa Fe, NM, Industrial Development Rev. (Casa Real Nursing Home), 9.75s, 2013                   1,185            1,259,347
Seminole County, FL, Industrial Development Authority (Friendly Village), 10s, 2011               1,810            1,888,898
St. Charles County, MO, Industrial Development Authority (Garden View Care Center),
  10s, 2016                                                                                       2,325            2,394,424
St. Petersburg, FL, Health Facilities Rev. (Swanholm Nursing), 10s, 2022                            790              857,095
Suffolk County, NY, Industrial Development Agency (A Planned Program), 9.75s, 2015                1,360            1,156,000
Washington County, FL, Industrial Development Authority (Washington County), 10s, 2016            1,140            1,128,953
Waterford Township, MI, Economic Development Rev. (Canterbury Health), 8.375s, 2023               1,500            1,562,025
Westside Habilitation Center, Cheneyville, LA, 8.375s, 2013                                       2,600            2,582,424
                                                                                                                 -----------
                                                                                                                 $81,584,198
                                                                                                                 -----------
Electric and Gas Utility Revenue -- 0.7%
Midland Michigan Environmental Development Authority, Pollution Control Rev. (Midland
  Cogeneration), 9.5s, 2009                                                                      $1,500          $ 1,621,995
Southern California Public Power Authority, Transportation Project, RIBS, 7.506s,
  2012((section))((section))                                                                        650              663,754
                                                                                                                 -----------
                                                                                                                 $ 2,285,749
                                                                                                                 -----------
Turnpike Revenue -- 2.5%
Arapahoe County, CO, 0s, 2015                                                                    $1,000          $   250,740
Massachusetts Industrial Finance Agency, Tunnel Rev. (Mass Turnpike), 9s, 2020                    3,855            4,217,409
San Joaquin Hills California, 0s, 2006                                                            2,300            1,086,635
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Rev., 0s, 2011                   6,600            2,156,352
West Virginia State Parkways, Economic Development & Tourism Authority, 7.408s,
  2019((section))((section))                                                                        600              596,208
                                                                                                                 -----------
                                                                                                                 $ 8,307,344
                                                                                                                 -----------

                                      6

Airport and Port Revenue -- 4.9%
Cleveland, OH, Airport Special Facilities Rev. (Continental Airlines), 9s, 2019                 $ 3,150          $ 3,295,656
Denver, CO, City & County Airport Rev., 8.75s, 2023                                               1,500            1,746,900
Hillsborough County, FL, Aviation Authority Rev. (US Air), 8.6s, 2022                               650              708,338
Kenton County, KY, Airport Board Special Facilities (Delta Airlines), 7.5s, 2020                  1,000            1,062,370
St. Augustine, FL, Airport Authority, Airport Rev. (Grumman Repair Facility), 11s,
  2004                                                                                            2,575            2,756,640
Tulsa, OK, Municipal Airport Trust Rev., 7.375s, 2020                                             3,400            3,567,688
Tulsa, OK, Municipal Airport Trust Rev., 7.6s, 2030                                               3,000            3,178,050
                                                                                                                 -----------
                                                                                                                 $16,315,642
                                                                                                                 -----------
Sales and Excise Tax Revenue -- 0.7%
Chicago, IL (Ryan Garfield Tax Increment Rev.), 10.125s, 2007                                   $ 1,745          $ 1,821,082
Denver, CO, Urban Renewal Tax, 8.5s, 2013                                                           490              465,907
                                                                                                                 -----------
                                                                                                                 $ 2,286,989
                                                                                                                 -----------
Industrial Revenue (Corporate Guarantee) -- 16.7%
Atlanta, GA, Special Purpose Facilities Rev. (Delta Airlines Project), 7.9s, 2018               $ 2,100          $ 2,240,889
Charleston County, SC, Resource Recovery Rev. (Foster Wheeler), 9.25s, 2010                       1,750            1,924,825
East Chicago, IN, Pollution Control Rev. (Inland Steel Co.), 10s, 2011                           11,000           11,704,330
Eastern Band of Cherokee Indian Community, NC (Carolina Mirror Co.), 10.25s, 2009                 6,945            7,290,097
Eastern Band of Cherokee Indian Community, NC (Carolina Mirror Co.), 11s, 2012#                     650              686,134
Hernando County, FL, Water & Sewer Rev. (Florida Crushed Stone, Co.), 8.5s, 2014                  3,000            3,254,130
Hodge Village, LA, Utilities Rev. (Stone Container Corp.), 9s, 2010                               7,585            8,229,497
Hunt County, TX, Industrial Development Rev. (Household Manufacturing), 10.236s, 2003             2,700            2,683,881
Lawrenceburg, TN, Industrial Development Board (Tridon, Inc.), 9.625s, 2006                       1,500            1,548,570
Mass. Industrial Financing Agency (Solid Waste Disposal Rev.), 8.25s, 2014                        3,000            3,155,910
Mesa County, CO (Joy Technologies), 8.5s, 2006                                                      650              694,987
Philadelphia, PA, Authority for Industrial Development Rev., 7.75s, 2017                          3,255            3,248,913
Port of Corpus Christi, TX (Valero Energy), 10.25s, 2017                                          4,000            4,419,640
Port of New Orleans, LA, 8.25s, 2004                                                              1,000            1,102,110
Port of New Orleans, LA, 8.5s, 2014                                                               1,650            1,844,452
Walton, GA, Industrial Development Rev. (Ultima Rubber Products, Inc.), 10s, 2010                 1,820            1,959,758
                                                                                                                 -----------
                                                                                                                 $55,988,123
                                                                                                                 -----------
Universities -- 0.7%
Mass. Industrial Finance Agency (Emerson College), 8.9s, 2018                                   $ 2,000          $ 2,233,880
                                                                                                                 -----------

Other -- 13.3%
Cleveland County, OK, Development Authority (Trails Inn), 12.5s, 2012*+#                        $ 9,625          $ 4,299,486
Connecticut Development Authority (Southington Associates), 10s, 2016*+#                          4,425            2,199,668
Crystal City, TX, Lease Obligations, 10.5s, 2008#                                                 4,243            4,163,296
Danville, VA, Industrial Development Rev. (Piedmont Mall), 8s, 2017                               5,795            5,816,094
District of Columbia (National Public Radio), 7.7s, 2023                                          2,500            2,618,875
Downtown Marietta Development Authority, GA (Marietta Station), 10.25s, 1996*+#                   2,166              898,949
Maryland Energy Financing Administration (Solid Waste), 9s, 2016                                  6,000            6,097,200
Michigan Strategic Funding, Obligation Rev. (Blue Water Fiber Project), 8s, 2012                  1,000            5,243,750
Michigan Strategic Funding, Obligation Rev. (Great Lakes Fibre Project), 10.25s, 2016             5,000              957,190
Pennsylvania Economic Development Finance Authority, Recycling Rev., 9.25s, 2022                  5,000            5,209,350
Port Walla Walla, WA, Solid Waste Recycling Rev. (Ponderosa Fibres Project), 9.122s,
  2026                                                                                            5,000            5,113,750
Retema, TX, Special Facilities Rev. (Retama Park Racetrack Project), 8.75s, 2018                  3,290            1,645,000

                                                                                    Principal Amount
Issuer                                                                               (000 Omitted)           Value
Other -- continued
St. Louis County, MO, Industrial Development Authority (Kiel Center Arena),
  7.875s, 2024                                                                           $  300          $    316,641
                                                                                                         ------------
                                                                                                         $ 44,579,249
                                                                                                         ------------
   Total Municipal Bonds (Identified Cost, $311,779,227)                                                 $323,224,574
                                                                                                         ------------
Floating Rate Demand Notes -- 2.1%
Hammond, IN, Pollution Control Rev., due 2022                                            $2,120          $  2,120,000
Jackson County, MS, Pollution Control Rev. (Chevron), due 2023                            1,000             1,000,000
Lincoln County, WY, Pollution Control Rev. (Exxon), due 2014                                200               200,000
St. Charles Parish, LA, Pollution Control Rev., due 2022                                  3,000             3,000,000
Uinta County, WY, Pollution Control Rev. (Chevron), due 2020                                700               700,000
Uinta County, WY, Pollution Control Rev. (Chevron), due 2022                                100               100,000
                                                                                                         ------------
   Total Floating Rate Demand Notes, at Amortized Cost                                                   $  7,120,000
                                                                                                         ------------
   Total Investments (Identified Cost, $318,899,227)                                                     $330,344,574
Other Assets, Less Liabilities -- 1.4%                                                                      4,640,090
                                                                                                         ------------
Net Assets -- 100.0%                                                                                     $334,984,664
                                                                                                         ============

 + Non-income producing security -- in default.
+++ Indexed security.
* Security valued by or at the direction of the Trustees.
((section)) Non-income producing security.
((section))((section)) Inverse floating rate security.
# Restricted security.


                      See notes to financial statements

Statement of Assets and Liabilities -- October 31, 1995

Assets:
 Investments, at value (identified cost, $318,899,227)                                $330,344,574
 Cash                                                                                       82,025
 Receivable for investments sold                                                           410,168
 Interest receivable                                                                     8,217,254
 Other assets                                                                                6,078
                                                                                      ------------
      Total assets                                                                    $339,060,099
                                                                                      ------------
Liabilities:
 Distributions payable                                                                $    309,130
 Payable for investments purchased                                                       3,303,806
 Payable to affiliates --
   Management fee                                                                           31,360
   Transfer and dividend disbursing agent fee                                               10,500
 Accrued expenses and other liabilities                                                    420,639
                                                                                      ------------
    Total liabilities                                                                 $  4,075,435
                                                                                      ------------
Net assets                                                                            $334,984,664
                                                                                      ============
Net assets consist of:
 Paid-in capital                                                                      $352,631,337
 Unrealized appreciation on investments                                                 11,445,347
 Accumulated net realized loss on investments                                          (29,533,590)
 Accumulated undistributed net investment income                                           441,570
                                                                                      ------------
      Total                                                                           $334,984,664
                                                                                      ============
Shares of beneficial interest outstanding                                               37,891,252
                                                                                      ============
Net asset value per share (net assets / shares of beneficial interest
  outstanding)                                                                          $8.84
                                                                                      ============

Statement of Operations -- Year Ended October 31, 1995

Net investment income:
 Interest income                                                  $ 29,788,260
                                                                   -----------
 Expenses --
   Management fee                                                 $  3,214,430
   Trustees' compensation                                              145,288
   Transfer and dividend disbursing agent fee                          133,915
   Workout expenditures                                                214,587
   Custodian fee                                                       160,748
   Postage                                                              71,279
   Auditing fees                                                        65,780
   Legal fees                                                           44,113
   Printing                                                             21,424
   Miscellaneous                                                       322,903
                                                                   -----------
      Total expenses                                              $  4,394,467
   Fees paid indirectly                                                (17,994)
                                                                   -----------
      Net expenses                                                $  4,376,473
                                                                   -----------
    Net investment income                                         $ 25,411,787
                                                                   -----------
Realized and unrealized gain (loss) on investments:
   Realized loss on investment transactions (identified cost
    basis)                                                        $ (3,512,925)
   Change in unrealized appreciation on investments                  8,494,997
                                                                   -----------
      Net realized and unrealized gain on investments              $ 4,982,072
                                                                   -----------
        Increase in net assets from operations                     $30,393,859
                                                                   ===========

                      See notes to financial statements

Statement of Changes in Net Assets

Increase (decrease) in net assets:                                                         Year Ended October 31,
                                                                                      -----------------------------
From operations --                                                                        1995             1994
                                                                                      ------------     ------------
 Net investment income                                                                $ 25,411,787     $ 25,188,088
 Net realized loss on investments                                                       (3,512,925)      (7,845,685)
 Net unrealized gain (loss) on investments                                               8,494,997       (2,969,705)
                                                                                      ------------     ------------
  Increase in net assets from operations                                              $ 30,393,859     $ 14,372,698
                                                                                      ------------     ------------
Distributions declared to shareholders from net investment income                     $(26,240,482)    $(25,961,909)
                                                                                      ------------     ------------
Trust share (principal) transactions --
 Net asset value of shares issued to shareholders in reinvestment of
  distributions                                                                       $  3,638,621     $  3,525,668
                                                                                      ------------     ------------
  Total increase (decrease) in net assets                                             $  7,791,998     $ (8,063,543)
Net assets:
  At beginning of period                                                               327,192,666      335,256,209
                                                                                      ------------     ------------
  At end of period (including accumulated undistributed net investment income of
    $441,570 and $1,270,265, respectively)                                            $334,984,664     $327,192,666
                                                                                      ============     ============

Financial Highlights

                                                                   Year Ended October 31,
                             --------------------------------------------------------------------------------------------------
                               1995       1994       1993       1992       1991       1990       1989       1988       1987*
                              -------    -------    -------    -------    -------    -------    -------    -------   ----------
Per share data (for a
  share outstanding
  throughout each
  period):
Net asset value --
  beginning of period          $   8.73   $   9.04   $   8.78   $   8.94   $   9.02   $   9.44   $   9.22   $   8.67    $   9.40
                                -----      -----      -----      -----      -----      -----      -----      -----     --------
Income from investment
  operations --
 Net investment income#        $   0.68   $   0.68   $   0.75   $   0.73   $   0.70   $   0.75   $   0.76   $   0.75    $   0.65
 Net realized and
  unrealized gain (loss)
  on investments                   0.13      (0.29)      0.21      (0.17)     (0.05)     (0.41)      0.22       0.54       (0.79)
                                -----      -----      -----      -----      -----      -----      -----      -----     --------
  Total from investment
    operations                 $   0.81   $   0.39   $   0.96   $   0.56   $   0.65   $   0.34   $   0.98   $   1.29    $  (0.14)
                                -----      -----      -----      -----      -----      -----      -----      -----      --------
Less distributions
  declared to
  shareholders from net
  investment income            $  (0.70)  $  (0.70)  $  (0.70)  $  (0.72)  $  (0.73)  $  (0.76)  $  (0.76)  $  (0.74)   $  (0.59
                                -----      -----      -----      -----      -----      -----      -----      -----      --------
Net asset value -- end of
  period                       $   8.84   $   8.73   $   9.04   $   8.78   $   8.94   $   9.02   $   9.44   $   9.22    $   8.67
                                =====      =====      =====      =====      =====      =====      =====      =====       =======
Per share market value --
  end of period                $   9.50   $   9.13   $  10.00   $   9.00   $   9.25   $   8.38   $   9.88   $   9.88    $   8.50
                                   =====      =====      =====      =====      =====      =====      =====      =====   ========
Total return                      12.57%     (1.47)%    10.95%      5.34%     19.88%     (7.87)%     8.32%     26.11%     (10.10)%+
Ratios (to average net
  assets)/
 Supplemental data:
 Expenses##                        1.33%      1.31%      1.33%      1.34%      1.27%      1.21%      1.28%      1.25%       1.04%+
 Net investment income             7.66%      7.58%      7.55%      8.17%      7.79%      8.07%      8.15%      8.35%       7.62%+
Portfolio turnover                   14%        22%        14%        17%        21%        19%        16%        37%         58%
Net assets at end of
  period (000 omitted)         $334,985   $327,193   $335,256   $323,060   $325,077   $325,767   $338,461   $327,193    $305,118


*For the period from the commencement of investment operations, November 25, 1986 to October 31, 1987.
#Per share data for periods subsequent to October 31, 1992 is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
+Annualized.

Notes to Financial Statements

(1) Business and Organization


The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements.


(2) Significant Accounting Policies


Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.



Futures Contracts -- The Trust may enter into futures contracts for the delayed delivery of securities, or contracts based on financial indices at a fixed price on a future date. In entering such such contracts, the Trust is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Trust each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Trust. The Trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or securities prices. The Trust may also invest in futures contracts for non-hedging purposes. Should interest securities prices move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.



Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discounts are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.



The Trust can invest up to 75% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.



The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Trust at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security, other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.



Fees Paid Indirectly -- The Trust's custodian bank calculates its fee based on the Trust's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.


Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.


Distributions paid by the Trust from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Trust intends to meet certain requirements of the Code applicable to regulated investment companies which will enable the Trust to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders. Distributions to shareholders are recorded on the ex-dividend date.


The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1995, $2,739,150 was reclassified from paid in capital to accumulated net realized loss on investments, due to the expiration of capital losses for tax purposes. This change had no effect on the net assets or net asset value per share.



At October 31, 1995, the Trust, for federal income tax purposes, had a capital loss carryforward of $30,396,585, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 1996, ($7,594,152), October 31, 1999, ($1,898,227), October 31, 2000 ($4,765,334),
October 31, 2001 ($3,636,033), October 31, 2002 ($7,977,644) and October 31,
2003 ($4,525,195).


(3) Transactions with Affiliates


Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.40% of average daily net assets and 6.32% of investment income.



The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain of the officers and Trustees of the Trust are officers or directors of MFS. The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $36,888 for the year ended October 31, 1995.

Transfer Agent -- MFS Service Center, Inc. (MFSC) acts as a registrar and dividend disbursing agent for the Trust under an agreement which provides that the Trust will pay MFSC an account maintenance fee and a dividend service fee and will reimburse MFSC for reasonable out-of-pocket expenses. The account maintenance fee is computed as follows:

 Total Number of Accounts          Annual Account Fee
 -----------------------------    ---------------------
Less than 75,000                         $9.00
75,000 and over                          $8.00

The dividend service fee is $0.75 per dividend reinvestment and $0.75 per cash infusion.


(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $45,358,982 and $54,475,884, respectively.


The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

 Aggregate cost                        $318,899,227
                                         ===========
Gross unrealized appreciation          $ 23,754,837
Gross unrealized depreciation           (12,309,490)
                                         -----------
 Net unrealized appreciation           $ 11,445,347
                                         ===========

(5) Shares of Beneficial Interest


The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                                                              Year Ended October 31,
                                                                            --------------------------
                                                                                1995           1994
------------------------------------------------------------------------       --------     ----------
Shares issued to shareholders in reinvestment of distributions                410,850       387,477

(6) Quarterly Financial Information (Unaudited)

                                                                                               Net Increase
                                                                                                (Decrease)
                                                                     Net Realized and          in Net Assets
                                              Net Investment      Unrealized Gain (Loss)         Resulting
Quarterly Period       Investment Income          Income              on Investments          from Operations
 ------------------    ------------------    ------------------    ----------------------    ------------------
                                     Per                   Per                      Per                    Per
Fiscal 1995             Amount      Share     Amount      Share      Amount        Share      Amount      Share
 ------------------    ----------    ----    ----------    ----    ------------    ------    ----------    ----
January 31, 1995      $ 7,475,901  $0.20    $ 6,403,027  $0.17    $   (201,711)   $(0.01)   $ 6,201,316  $0.16
April 30, 1995          7,483,534   0.20      6,386,559   0.17       5,392,067      0.15     11,778,626   0.32
July 31, 1995           7,503,734   0.20      6,395,755   0.17         519,974      0.01      6,915,729   0.18
October 31, 1995        7,325,091   0.19      6,226,446   0.17        (728,258)    (0.02)     5,498,188   0.15
                         --------   -----      --------   -----      ----------      ----      --------   -----
                      $29,788,260  $0.79    $25,411,787  $0.68    $ 4,982,072     $ 0.13    $30,393,859  $0.81
                         ========   =====      ========   =====      ==========      ====      ========   =====
Fiscal 1994
 ------------------
January 31, 1994      $ 6,827,945  $0.19    $ 5,789,070  $0.16    $    (12,660)   $  --     $ 5,776,410  $0.16
April 30, 1994          7,736,487   0.21      6,576,323   0.18      (5,346,907)    (0.14)     1,229,416   0.03
July 31, 1994           7,552,625   0.20      6,495,294   0.17      (6,503,505)    (0.17)        (8,211)   --
October 31, 1994        7,420,241   0.20      6,327,401   0.17       1,047,682      0.02      7,375,083   0.20
                         --------   -----      --------   -----      ----------      ----      --------   -----
                      $29,537,298  $0.80    $25,188,088  $0.68    $(10,815,390)   $(0.29)   $14,372,698  $0.39
                         ========   =====      ========   =====      ==========      ====      ========   =====

(7) Line of Credit


The Trust entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the acquisition of Treasury shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended October 31, 1995 was $4,673.


(8) Financial Instruments


The Trust also invests in indexed securities whose value may be linked to interest rates, commodities, indices or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself. The following is a summary of such securities held at October 31, 1995.

                                                                                                                   Unrealized
Description                                                             Index          Principal      Value       Appreciation
---------------------------------------------------------------    -----------------    ---------    ---------   -------------
Principal-Indexed Securities:
Rochester, MN, HealthCare Facilities Rev. (Mayo Medical
  Foundation), FIRS, 8.06s, 2021                                      PSA Index        $1,000,000   $1,036,620      $36,620

(9) Restricted Securities



The Trust may invest not more than 10% of its total assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1995, the Trust owned the following restricted securities (constituting 4.44% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                                              Date of        Par
Description                                                                Acquisition     Amount        Cost        Value
------------------------------------------------------------------------     ----------    ---------    --------   -----------
Broward County, FL, Housing Finance Authority (Deerfield Beach
  Apartments), 13s, 2000                                                      1/14/88   $    85,385 $    85,385   $    51,598
Clevland County, OK, Development Authority (Trails Inn), 12.5s, 2012          7/31/87     9,625,000   5,098,968     4,299,486
Connecticut Development Authority (Southington Associates) 10s, 2016         12/22/86     4,425,000   4,425,000     2,199,668
Crystal City, TX, Lease Obligations, 10.5s, 2008                              5/28/88     4,243,239   3,217,157     4,163,296
Daphne, AL, Special Care Facilities Financing Authority (Westminster
  Village), 8.25s, 2026                                                      10/28/88       500,000     500,186       300,000
Downtown Marietta Development Authority, GA (Marietta Station), 10.25s,
  1996                                                                        6/09/87     2,166,143   2,184,076       898,949
Eastern Band of Cherokee Indian Community, NC (Carolina Mirror Co.),
  11s, 2012                                                                   2/05/88       650,000     601,250       686,134
Hannibal, MO, Industrial Development Authority (Hannibal Regional Health
  Care System, Inc.) 9.5s, 2022                                               8/28/92     1,500,000   1,485,000     1,744,605
Triview, CO, Metropolitan District, 13s, 2004                                11/06/87     2,100,000   2,108,440       525,000
                                                                                                                     ---------
                                                                                                                  $14,868,736
                                                                                                                     =========

(10) Litigation



MFS has been named as a defendant in a lawsuit brought by the City of Troy, NY (the City) alleging, among other things, that certain municipal securities issued by Troy and purchased by the Trust were invalid at the time of issuance. The Trust is actual owner of the securities. The lawsuit seeks to void the issuance of the securities and seeks the return of all principal and interest payments previously made by Troy together with interest on such amounts. If the matter cannot be resolved through settlement with the City and other parties, MFS and the Trust, if named as defendant, intend vigorously to contest the case. This lawsuit is in a preliminary state and involves significant complexities that prevent the Trust from being able to predict whether any liability might result. Management does not believe that any potential liability would be material to the financial position of the Trust. Accordingly, no amount has been accrued in the financial statements with respect to this matter. The Trust has filed a separate lawsuit against the City, and certain other parties, in which the Trust is seeking a determination that the securities are valid and that the Trust is entitled to payment and/or damages.



Independent Auditors' Report


To the Trustees and Shareholders of MFS Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Trust as of October 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1995 and 1994, and the financial highlights for each of the years in the nine-year period ended October 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Income Trust at October 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
December 4, 1995

MFS(R) Municipal Income Trust


Trustees

A. Keith Brodkin*
Chairman and President


Richard B. Bailey*(2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts
Financial Services Company; Director,
Cambridge Bancorp; Director,
Cambridge Trust Company

Peter G. Harwood(1)
Private Investor

J. Atwood Ives(1)
Chairman and Chief Executive Officer,
Eastern Enterprises

Lawrence T. Perera(2)
Partner, Hemenway & Barnes

William J. Poorvu(1)
Adjunct Professor, Harvard University
Graduate School of Business
Administration

Charles W. Schmidt(2)
Private Investor;


Arnold D. Scott*
Senior Executive Vice President,
Director and Secretary,
Massachusetts Financial
Services Company


Jeffrey L. Shames*
President and Director,
Massachusetts Financial
Services Company

Elaine R. Smith(2)
Independent Consultant


David B. Stone(1)(2)
Chairman, North American
Management Corp.
(investment advisers)


Portfolio Manager
Cynthia M. Brown*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*


Transfer Agent,
Registrar and Dividend
Disbursing Agent
MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304


Custodian
State Street Bank and
Trust Company

Auditors
Deloitte & Touche llp


Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741
*Affiliated with the Investment Adviser
(1)Member of Audit Committee
(2)Member of Portfolio Trading Committee
C This report is printed on recycled paper MFMCE-2 12/95 34.4M

(Graphic - MFS Logo)

MFS(R) Municipal Income Trust

Annual Report
October 31, 1995

(Graphic - Silhouette of 2 Men Conversing)

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APPENDIX

MFS Municipal Income Trust

Front cover
[Silhouette of two people talking.]